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                                                                   Exhibit 10.15

       SCHEDULE TO FORM OF NHP SECOND SERIES LEASE AND SECURITY AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

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
--------------- -------------- ---------------------------- -------------- ----------- --------------- ------------- ------------
Facility        Tenant         Property Location            Manager        Land Cost   Tradename       Security      Additional
Location                                                                                               Deposit       Security
                                                                                                                     Deposit
--------------- -------------- ---------------------------- -------------- ----------- --------------- ------------- ------------
Pensacola,      C&G            North Davis Highway -        Balanced       $395,000    Outlook         $67,588.04    $33,794.02
FL              Healthcare at  State Road No. 291 and       Care at                    Pointe at
                Pensacola,     Abbie Lane, Pensacola,       Pensacola,                 Pensacola
                LLC            Escambia County, Florida     Inc.

--------------- -------------- ---------------------------- -------------- ----------- --------------- ------------- ------------
Tallahassee,    C&G            Fleischmann Road,            Balanced       $675,000    Outlook         None          None
FL              Healthcare at  Tallahassee, Leon County,    Care at                    Pointe at
                Tallahassee,   Florida                      Tallahassee,               Tallahassee
                LLC                                         Inc.
--------------- -------------- ---------------------------- -------------- ----------- --------------- ------------- ------------
Hagerstown,     C&G            1175 Professional Court,     Balanced       $25,000     Balanced        $60,465.00    $30,232.50
MD              Healthcare at  Hagerstown, Washington       Care at                    Care,
                Hagerstown,    County, Maryland             Hagerstown,                Hagerstown
                LLC                                         Inc.
--------------- -------------- ---------------------------- -------------- ----------- --------------- ------------- ------------
Johnson City,   C&G            406 E. Mountain View Road,   Balanced       $400,000    Outlook         None          None
TN              Healthcare at  Johnson City, 10th Civil     Care at                    Pointe at
                Johnson City,  District of Washington       Johnson                    Johnson City
                LLC            County, Tennessee            City, Inc.
--------------- -------------- ---------------------------- -------------- ----------- --------------- ------------- ------------
Teay's Valley,  C&G            West Virginia State Route    Balanced       $700,000    Outlook         $71,935.30    $35,967.65
WV              Healthcare of  34, being known numbered     Care at                    Pointe at
                Teay's         and designated as Lot No.    Teay's                     Teay's Valley
                Valley, LLC    4, Stonegate Plaza, Scott    Valley, Inc.
                               Depot, in or near Teay's
                               Valley, in the Scott
                               District of Putnam County,
                               West Virginia
--------------- -------------- ---------------------------- -------------- ----------- --------------- ------------- ------------
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